UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 31, 2007

C-BASS 2007-CB5 Trust

(Exact name of issuing entity as specified in charter)

Asset Backed Funding Corporation

(Exact name of depositor as specified in charter)

Credit-Based Asset Servicing and Securitization LLC

(Exact name of sponsor as specified in charter)

New York	333-130524-06	75-2533468
(State or other jurisdiction of	(Commission File Number	(IRS Employer
incorporation of issuing entity)	of issuing entity)	Identification No. of depositor)

214 North Tryon Street, Charlotte, North Carolina	28255
(Address of principal executive offices)	(Zip Code)

Depositor’s telephone number, including area code	(704) 386-2400

N/A

(Former name or former address, if change since last report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01	(c). Exhibits

(c)	Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

5.1	Legality Opinion of Hunton & Williams LLP.

8.1	Tax Opinion of Hunton & Williams LLP (included as part of Exhibit 5.1).

23	Consent of Hunton & Williams LLP (included as part of Exhibit 5.1).

Signature page to follow

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSET BACKED FUNDING CORPORATION

By: /s/ Juanita L. Deane-Warner

Name: Juanita L. Deane-Warner

Title: Vice President

Date: May 31, 2007

ASSET BACKED FUNDING CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description	Paper (P) or Electronic (E)

5.1	Legality Opinion of Hunton & Williams LLP.	E
8.1	Tax Opinion of Hunton & Williams LLP (included as part of Exhibit 5.1).	E
23	Consent of Hunton & Williams LLP (included as part of Exhibit 5.1).	E